Fair Value Measurement (Tables)	6 Months Ended
Jun. 30, 2013
Fair Value Measurement [Abstract]
Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following table presents financial assets and liabilities measured or disclosed at fair value on a recurring basis for the periods presented:

	Fair Value Measurements at Reporting Date Using

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Fair Value Measurements	Valuation Technique

As of December 30, 2012
Assets
Cash and cash equivalents	$34,527	$—	$—	$34,527	Income
Restricted cash	6,467	—	—	6,467	Income
Liabilities
Derivatives (1)	$—	$—	$45,724	$45,724	Income
As of June 30, 2013
Assets
Cash and cash equivalents	$25,512	$—	$—	$25,512	Income
Restricted cash	6,467	—	—	6,467	Income
Liabilities
Derivatives (1)	$—	$—	$31,053	$31,053	Income
(1	)Derivative assets and liabilities consist of interest rate swaps which are measured using the Company's estimates of the assumptions a market participant would use in pricing the derivative. The fair value of the interest rate derivative is determined based on the upper notional band using cash flows discounted at the relevant market interest rates in effect at the period close and incorporates an assessment of the risk of non-performance by the interest rate derivative counterparty in valuing derivative assets and an evaluation of the Company's credit risk in valuing derivative liabilities.

Activity of Derivative Liabilities Measured at Fair Value Using Unobservale Inputs (Level 3)
The following table reflects the activity of our derivative liabilities measured at fair value using significant unobservable inputs (Level 3) for the three months ended June 30, 2013:

Derivative Liabilities
Balance as of December 30, 2012	$45,724
Total (gains) losses, net:
Included in earnings	9
Included in other comprehensive income	(14,680)

Balance as of June 30, 2013	$31,053